SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 15, 2003


                                WORLDWATER CORP.
                                ----------------

               (Exact Name of Registrant as specified in charter)

         Delaware                    0-16936              33-0123045
  -------------------------        ------------        ----------------
(State  or  other  jurisdic-        (Commission          (IRS  Employer
 tion  of  incorporation)          File  Number)       Identification  No.)


Pennington Business Park, 55 Rt. 31 South, Pennington, NJ       08534
---------------------------------------------------------      --------
  (Address  of  principal  executive  offices)                (Zip  Code)



         Registrant's telephone number, including area code 609-818-0700



                                       N/A
         (Former name or former address, if changed since last report.)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)  Previous  independent  accountants

(i) Effective January 15, 2003, WorldWater Corp. ("WorldWater" or the "Company") dismissed its independent accountant. Since December 18, 1998, Civale, Silvestri, Alfieri, Martin & Higgins, LLC ("Civale"), or a predecessor entity, has served as the Company's independent accountant. The decision not to retain Civale as the company's independent accountant for the fiscal year 2002 is not a reflection on Civale's capabilities or quality of service to the Company.

(ii) The reports of Civale on the Company's financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that Civales' reports on the Company's financial statements for the past two fiscal years did contain a modification as to the uncertainty of the Company's ability to continue as a going concern.

(iii) The decision to change the Company's independent accountant was approved by WorldWater's Board of Directors.

(iv) In connection with its audits for the two most recent fiscal years and through January 15, 2003, there have been no disagreements with Civale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Civale would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through January 15, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(vi) WorldWater requested that Civale furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item 4. A copy of that letter dated
January  22,  2003  is  filed  as  Exhibit  16.1  to  this  Form  8-K.


(b)  New  independent  accountants

(i) Effective January 15, 2003, WorldWater engaged Amper, Politziner & Mattia ("Amper") as its new independent accountant to audit the Company's financial statements for the year ended December 31, 2002.

(ii) During the two most recent fiscal years and through January 15, 2003, the Company has not consulted with Amper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(2) of Regulation S-K.

Item  7.       Financial  Statements  and  Exhibits

Exhibits

     16.1 Letter of Civale, Silvestri, Alfieri, Martin & Higgins, LLC addressed to the Securities and Exchange Commission.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER  CORP.

By:   /s/ QUENTIN  T.  KELLY
     -----------------------
     Quentin  T.  Kelly  Chairman  and  CEO


Date:  January  22,  2003

                                  EXHIBIT 16.1



January  22,  2003

Securities  and  Exchange  Commission
Mail  Stop  11-3
450  5th  Street,  N.W.
Washington,  D.C.  20549

Dear  Sirs/Madams:

We have read Item 4 of the WorldWater Corp. Form 8-K dated January 16, 2003, and have the following comments:

1.  We  agree with the statements made in Item 4(a)(i), (ii), (iv), (v) and (vi)

2.  We  have  no basis on which to agree or disagree with the statements made in
Item  4(a)(iii)  and  Item  4(b).


Yours  truly,


Civale,  Silvestri,  Alfieri,  Martin  &  Higgins,  LLC